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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                         As amended on November 13, 1998


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 15, 1998




                             CAREMATRIX CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)


      Delaware                            0-19815                           04-3069586
---------------------            ---------------------------         ------------------------
   State or other                  Commission File Number                  IRS Employer
   jurisdiction of                                                       Identification No.
   incorporation


                                197 First Avenue
                                Needham, MA 02494
                                -----------------
                    (Address of principal executive offices)

                                 (781) 433-1000
                                 --------------
                         (Registrant's telephone number,
                              including area code)

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

                             CAREMATRIX CORPORATION



ITEM 7.    Financial Statements and Exhibits.

a)      Financial statements of businesses acquired

        The following historical statements are attached as Exhibits:
        1. Audited Combined Financial Statements of the SeniorCare Group, Ltd. and Affiliates for the three years in the period ended December 31, 1997, with Independent Auditors' Report Thereon.
        2. Unaudited Combined Financial Statements of the SeniorCare Group, Ltd. and Affiliates for the six month period ended June 30, 1998.

            The Audited Combined Financial Statements referred to above include the accounts of AllCare Pharmacy, Inc. which is an entity that will not be acquired by the Company. The Unaudited Combined Financial Statements include only those entities acquired or to be acquired by the Company.

b)      Pro forma financial information

        The following tables set forth certain unaudited pro forma combined financial information of the Company and the Sellers, after giving effect to the Purchase Agreement, as if the Purchase Agreement had occurred at January 1, 1997, for income statement data and as if it had occurred at June 30, 1998, for the balance sheet data. In addition, the pro forma financial information reflects the following effects of the Purchase Agreement: (i) increased amortization resulting from goodwill generated in the purchase accounting treatment of the acquisition; (ii) increased depreciation from recording the Sellers' assets at fair market value; (iii) the elimination of the results of operations of an entity that will not be acquired from the Sellers; (iv) an adjustment to the Company's interest income to reflect the assumed acquisition as of January 1, 1997; and (v) adjustments to interest expense to reflect an assumed increase in borrowings and the adjustment of the debt to fair value. The pro forma financial information also includes the financial data of a facility remaining to be acquired since it is expected that this transaction will be completed before year-end.

        The unaudited pro forma combined financial information does not purport to be indicative of the results of operations that actually would have occurred had the Purchase Agreement taken place on January 1, 1997, or that may be expected to occur in the future. The unaudited pro forma combined financial information should be read in conjunction with the historical CareMatrix Corporation Form 10-K/A for the year ended December 31, 1997, dated April 10, 1998, and Form 10-Q for the quarter ended June 30, 1998, dated August 12, 1998, and the SeniorCare Group, Ltd. and Affiliates financial statements which are included in Item 7a) above.

CAREMATRIX CORPORATION
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of June 30, 1998

                                                                      SeniorCare                 Pro forma              Pro forma
                                                   CareMatrix         Group, Ltd.               adjustments             combined
                                                ---------------     ---------------         ------------------      ----------------
ASSETS
------
Current assets:
   Cash and cash equivalents                     $ 130,950,458           $ 374,064 (1)         $ (105,386,763)         $ 25,937,759
   Investment securities                                    --           1,946,752 (2)             (1,946,752)                   --
   Restricted cash                                  20,295,701             304,902                                       20,600,603
   Receivables:
      Accounts receivable, net                      15,625,983             225,877 (1)                979,040            16,830,900
      Accounts receivable-related party             12,721,398                  --                                       12,721,398
   Prepaid expenses and other current assets         8,241,731             717,969                                        8,959,700
                                                ---------------     ---------------         ------------------      ----------------
          Total current assets                     187,835,271           3,569,564               (106,354,475)           85,050,360
Lease acquisition costs, net                        11,809,678                  --                                       11,809,678
Property and equipment, net                          5,767,638          36,028,731 (3)            115,771,269           157,567,638
Other long-term assets, net                         22,837,054           1,004,249 (3)             (1,004,249)           22,837,054
Goodwill, net                                       21,314,278                  -- (3)             17,470,187            38,784,465
                                                ---------------     ---------------         ------------------      ----------------
          Total assets                           $ 249,563,919        $ 40,602,544               $ 25,882,732         $ 316,049,195
                                                ===============     ===============         ==================      ================

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
----------------------------------------------
Current liabilities:
   Current portion of long-term debt                        --           $ 454,207                                        $ 454,207
   Notes payable                                            --             577,422                                          577,422
   Accounts payable                                $ 5,157,544             546,389                                        5,703,933
   Accrued compensation                              1,415,818                  --                                        1,415,818
   Accrued liabilities                              11,226,787             270,365 (3)            $ 6,000,000            17,497,152
   Other current liabilities                         2,053,270           1,207,676                                        3,260,946
                                                ---------------  ------------------         ------------------      ----------------
          Total current liabilities                 19,853,419           3,056,059                  6,000,000            28,909,478
Mortgages and notes payable                                 --          40,833,534 (3)              8,227,067            49,060,601
Convertible subordinated notes                     115,000,000                  --                                      115,000,000
Other long-term liabilities                          1,789,487                  -- (1)              4,400,000             6,189,487

Shareholders' equity  (deficit)                    112,921,013          (3,287,049)(4)              3,287,049
                                                                                   (1)              3,968,616           116,889,629
                                                ---------------  ------------------         ------------------      ----------------
          Total liabilities and
            shareholders' equity                 $ 249,563,919        $ 40,602,544               $ 25,882,732         $ 316,049,195
                                                ===============  ==================         ==================      ================


             See accompanying notes to unaudited pro forma combined
                              financial statements.

CAREMATRIX CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS
For the six months ended June 30, 1998

                                                                    SeniorCare               Pro forma            Pro forma
                                                  CareMatrix        Group, Ltd.             adjustments            combined
                                               --------------     ---------------        ---------------        --------------
Revenues:
   Resident operations                          $ 51,990,896        $ 11,980,583                                 $ 63,971,479
   Development fee income                         11,821,453                  --                                   11,821,453
                                               --------------     ---------------         --------------        --------------
          Total revenue                           63,812,349          11,980,583                     --            75,792,932
                                               --------------     ---------------         --------------        --------------

Expenses:
   Facility operating expenses                    33,009,898           7,472,018   (1)         (100,000)           40,381,916
   Facility lease expense                          7,725,901                  --                                    7,725,901
   General and administrative                      9,551,440             753,118   (2)         (753,118)            9,551,440
   Depreciation and amortization                   1,600,844             618,850   (3)        1,164,922
                                                                                   (4)          249,574             3,634,190
                                               --------------     ---------------        ---------------        --------------
          Total expenses                          51,888,083           8,843,986                561,378            61,293,447
                                               --------------     ---------------        ---------------        --------------

Earnings from operations                          11,924,266           3,136,597               (561,378)           14,499,485

Interest income (expense):
   Interest income                                 4,491,346                  --   (5)       (2,845,443)            1,645,903
   Interest expense                               (3,666,710)         (1,813,617)  (6)          170,512            (5,309,815)
                                               --------------     ---------------        ---------------        --------------
          Total interest income                      824,636          (1,813,617)            (2,674,931)           (3,663,912)
                                               --------------     ---------------        ---------------        --------------

Earnings before income taxes and preferred
 dividends                                        12,748,902           1,322,980             (3,236,309)           10,835,573
Income taxes                                       5,226,777                  --   (7)          529,192
                                                                                   (8)       (1,294,523)            4,461,446
                                               --------------     ---------------        ---------------        --------------
Earnings before preferred dividends                7,522,125           1,322,980             (2,470,978)            6,374,127
Preferred dividends                                    6,400                  --                     --                 6,400
                                               --------------     ---------------        ---------------        --------------
Net earnings                                    $  7,515,725         $ 1,322,980          $  (2,470,978)         $  6,367,727
                                               ==============     ===============        ===============        ==============

Basic shares outstanding                          17,521,463                                                       17,521,463
                                               ==============                                                   ==============
Basic earnings per share                        $       0.43                                                     $       0.36
                                               ==============                                                   ==============

Diluted shares outstanding                        18,095,732                                               (11)    18,242,636
                                               ==============                                                   ==============
Diluted earnings per share                      $       0.42                                                     $       0.35
                                               ==============                                                   ==============


             See accompanying notes to unaudited pro forma combined
                             financial statements.

CAREMATRIX CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS
For the year ended December 31, 1997

                                                                   SeniorCare             Pro forma          Pro forma
                                                  CareMatrix       Group, Ltd.           adjustments          combined
                                                --------------    -------------         --------------    ---------------
Revenues:
   Resident operations                           $ 55,556,759     $ 23,774,631   (9)     $ (2,054,333)     $  77,277,057
   Development fee income                          17,636,329               --                                17,636,329
                                                --------------   --------------         --------------    ---------------
          Total revenue                            73,193,088       23,774,631             (2,054,333)        94,913,386
                                                --------------   --------------         --------------    ---------------

Expenses:
   Cost of sales                                           --        1,502,726   (9)       (1,502,726)                --
   Facility operating expenses                     38,385,616       14,248,856   (9)         (527,785)
                                                                                 (1)         (235,835)        51,870,852
   Facility lease expense                           8,515,197               --                                 8,515,197
   General and administrative                      15,003,514        1,178,000   (2)       (1,178,000)        15,003,514
   Depreciation and amortization                    2,315,189        1,126,608   (9)           (3,566)
                                                                                 (3)        2,329,843
                                                                                 (4)          499,148          6,267,222
                                                --------------   --------------         --------------    ---------------
          Total expenses                           64,219,516       18,056,190               (618,921)        81,656,785
                                                --------------   --------------         --------------    ---------------

Earnings (loss) from operations                     8,973,572        5,718,441             (1,435,412)        13,256,601

Other income (expense):
   Interest income                                  5,421,078          202,509   (5)       (2,104,848)         3,518,739
   Interest expense                                (3,357,716)      (3,487,923)  (9)               40
                                                                                 (10)      (4,150,506)
                                                                                 (6)          479,158        (10,516,947)
                                                --------------   --------------         --------------    ---------------
          Total other expense                       2,063,362       (3,285,414)            (5,776,156)        (6,998,208)
                                                --------------   --------------         --------------    ---------------

Earnings (loss) before income taxes and
      preferred dividends                          11,036,934        2,433,027             (7,211,568)         6,258,393
Income taxes                                        4,436,847               --   (7)          973,211
                                                                                 (8)       (2,884,627)         2,525,431
                                                --------------   --------------         --------------    ---------------
Earnings (loss) before preferred dividends          6,600,087        2,433,027             (5,300,152)         3,732,962
Preferred dividends                                    23,700               --                     --             23,700
                                                --------------   --------------         --------------    ---------------
Net earnings  (loss)                             $  6,576,387      $ 2,433,027           $ (5,300,152)     $   3,709,262
                                                ==============   ==============         ==============    ===============

Basic shares outstanding                           17,144,338                                                 17,144,338
                                                ==============                                            ===============
Basic earnings (loss) per share                  $       0.38                                              $        0.22
                                                ==============                                            ===============

Diluted shares outstanding                         17,536,173                                          (11)   17,617,310
                                                ==============                                            ===============
Diluted earnings (loss) per share                $       0.38                                                     $ 0.21
                                                ==============                                            ===============


             See accompanying notes to unaudited pro forma combined
                             financial statements.

                             CAREMATRIX CORPORATION


Notes To Unaudited Pro Forma Financial Information

Notes to Unaudited Pro Forma Combined Balance Sheet

(1)     To record the payment for all of the facilities to be acquired:

        Cash                                                $ 105,386,763
        Issuance of stock options                               3,968,616
        Deferred purchase price                                 4,400,000
        Working capital purchase price adjustment                (979,040)
                                                            --------------
                                                            $ 112,776,339
                                                            ==============

(2)     To eliminate assets not acquired.
(3) To adjust the assets and liabilities of SeniorCare Group, Ltd. ("SeniorCare") to their estimated fair value and recognize other liabilities in connection with the purchase:

        Net assets of SeniorCare at June 30, 1998,
            less assets not acquired                                $ (5,233,801)
        Write-up of fixed assets to fair market value                115,771,269
        Write-off of deferred financing costs                         (1,004,249)
        Legal and other acquisition related costs                     (6,000,000)
        Adjustment to reflect debt at fair market value               (8,227,067)
        Goodwill recorded                                             17,470,187
                                                                    -------------
                                                                    $112,776,339
                                                                    =============

(4)     To eliminate SeniorCare equity in accordance with purchase accounting.


Notes To Unaudited Pro Forma Combined Statement Of Earnings

  (1) To eliminate certain direct expenses incurred by the Sellers which will not be required to operate SeniorCare on an ongoing basis.
  (2) To eliminate rent and fees charged by SeniorCare not included in the combination and direct non-recurring expenses of the Sellers related to the sale of SeniorCare.
  (3) To reflect the net increase in depreciation and amortization due to the adjustment of SeniorCare's assets to fair market value.
  (4)   To reflect the amortization of goodwill over a period of 35 years.
  (5) Adjustment to reflect a reduction in interest income due to the assumed use of $105.4 million in cash.
  (6) Adjustment to reflect a decrease in interest expense due to the adjustment of the acquired debt to fair market value.
  (7) Adjustment to record taxes to reflect the change from S Corporations to C Corporations.
  (8)   Tax effect of the adjustments.
  (9)   To eliminate the operations of a SeniorCare entity not acquired.

                             CAREMATRIX CORPORATION


(10) Adjustment to reflect an increase in interest expense due to an assumed increase in borrowings.
(11) To reflect the dilutive impact of options issued in connection with the Purchase Agreement.


c)      Exhibits

        20.01        Audited Combined Financial Statements of the SeniorCare
                     Group, Ltd. and Affiliates for the three years in the period ended December 31, 1997, with Independent Auditors'
                     Report Thereon.

        20.02        Unaudited Combined Financial Statements of the SeniorCare
                     Group, Ltd. and Affiliates for the six month period ended
                     June 30, 1998.

        23.01        Consent of KPMG Peat Marwick LLP.

                             CAREMATRIX CORPORATION


                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             CAREMATRIX CORPORATION



                                             By: /s/ Robert M. Kaufman
                                             -------------------------
                                             Robert M. Kaufman
                                             Chief Executive Officer


Dated: November 12, 1998